Third Quarter 2019
Financial Supplement

Use of non-GAAP Financial Measures

This Supplemental Financial Information contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures include, without limitation, adjusted net income, adjusted diluted earnings per share, core noninterest expense and core noninterest income, core efficiency ratio (tax equivalent basis), Banking segment core efficiency ratio (tax equivalent basis), Mortgage segment core efficiency ratio (tax equivalent basis), adjusted mortgage contribution, adjusted return on average assets and equity, pro forma return on average assets and equity, adjusted pro forma return on average assets and equity and core total revenue.  Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted measures. The corresponding Earnings Release and Earnings Release Presentation also presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, return on tangible common equity, return on average tangible common equity, pro forma return on average tangible common equity, adjusted return on average tangible common equity and pro forma adjusted return on average tangible common equity.  Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.
The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends.  In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies.  However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures.  The Company includes tables under the Non-GAAP reconciliation section of this document to provide a reconciliation of these measures to the most directly comparable GAAP financial measures.

Financial Summary and Key Metrics
(Unaudited)
(In Thousands, Except Share Data and %)
	2019			2018
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Statement of Income Data
Total interest income	$73,242	$71,719	$65,933	$63,068	$62,612
Total interest expense	14,937	14,696	12,917	11,701	9,857
Net interest income	58,305	57,023	53,016	51,367	52,755
Provision for loan losses	1,831	881	1,391	2,200	1,818
Total noninterest income	38,145	32,979	29,039	27,249	34,355
Total noninterest expense	62,935	64,119	55,101	53,736	57,213
Net income before income taxes	31,684	25,002	25,563	22,680	28,079
Income tax expense	7,718	6,314	5,975	5,640	6,702
Net income	$23,966	$18,688	$19,588	$17,040	$21,377
Net interest income (tax—equivalent basis)	$58,769	$57,488	$53,461	$51,799	$53,161
Net income, adjusted*	$24,267	$22,098	$20,826	$17,336	$21,377
Per Common Share
Diluted net income	$0.76	$0.59	$0.62	$0.54	$0.68
Diluted net income, adjusted*	0.77	0.70	0.66	0.55	0.68
Book value	24.08	23.29	22.51	21.87	21.12
Tangible book value*	18.03	17.18	17.73	17.02	16.25
Weighted average number of shares outstanding- fully diluted	31,425,573	31,378,018	31,349,198	31,344,949	31,339,628
Period-end number of shares	30,927,664	30,865,636	30,852,665	30,724,532	30,715,792
Selected Balance Sheet Data
Cash and cash equivalents	$242,997	$164,336	$195,414	$125,356	$181,630
Loans held for investment (HFI)	4,345,344	4,289,516	3,786,791	3,667,511	3,538,531
Allowance for loan losses	(31,464)	(30,138)	(29,814)	(28,932)	(27,608)
Loans held for sale	305,493	294,699	248,054	278,815	323,486
Investment securities, at fair value	671,781	678,457	670,835	658,805	609,568
Other real estate owned, net	16,076	15,521	12,828	12,643	13,587
Total assets	6,088,895	5,940,402	5,335,156	5,136,764	5,058,167
Customer deposits	4,896,327	4,812,962	4,242,349	4,068,610	4,017,391
Brokered and internet time deposits	25,436	29,864	60,842	103,107	112,082
Total deposits	4,921,763	4,842,826	4,303,191	4,171,717	4,129,473
Borrowings	307,129	257,299	229,178	227,776	210,968
Total shareholders' equity	744,835	718,759	694,577	671,857	648,731
Selected Ratios
Return on average:
Assets	1.59%	1.30%	1.54%	1.35%	1.72%
Shareholders' equity	13.0%	10.6%	11.6%	10.3%	13.3%
Tangible common equity*	17.5%	14.4%	14.8%	13.3%	17.4%
Average shareholders' equity to average assets	12.2%	12.3%	13.2%	13.2%	12.9%
Net interest margin (NIM) (tax-equivalent basis)	4.28%	4.39%	4.61%	4.50%	4.71%
Efficiency ratio (GAAP)	65.3%	71.2%	67.2%	68.4%	65.7%
Core efficiency ratio (tax-equivalent basis)*	64.5%	65.9%	64.9%	67.5%	65.7%
Loans HFI to deposit ratio	88.3%	88.6%	88.0%	87.9%	85.7%
Total loans to deposit ratio	94.5%	94.7%	93.8%	94.6%	93.5%
Yield on interest-earning assets	5.37%	5.52%	5.73%	5.52%	5.58%
Cost of interest-bearing liabilities	1.50%	1.54%	1.52%	1.40%	1.20%
Cost of total deposits	1.11%	1.14%	1.14%	1.03%	0.80%
Credit Quality Ratios
Allowance for loan losses as a percentage of loans HFI	0.72%	0.70%	0.79%	0.79%	0.78%
Net charge-off's as a percentage of average loans HFI	0.05%	0.05%	0.06%	0.06%	0.06%
Nonperforming loans HFI as a percentage of total loans HFI	0.47%	0.43%	0.41%	0.46%	0.30%
Nonperforming assets as a percentage of total assets	0.62%	0.59%	0.57%	0.61%	0.51%
Preliminary capital ratios (Consolidated)
Shareholders' equity to assets	12.2%	12.1%	13.0%	13.1%	12.8%
Tangible common equity to tangible assets*	9.45%	9.22%	10.5%	10.5%	10.2%
Tier 1 capital (to average assets)	10.1%	10.0%	11.5%	11.4%	11.3%
Tier 1 capital (to risk-weighted assets)	11.3%	11.0%	12.7%	12.4%	12.2%
Total capital (to risk-weighted assets)	12.0%	11.6%	13.4%	13.0%	12.8%
Common Equity Tier 1 (to risk-weighted assets) (CET1)	10.8%	10.4%	12.0%	11.7%	11.5%
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of Non-GAAP Financial Measures" and the corresponding financial tables below for reconciliations of these Non-GAAP measures. Investors are encouraged to refer to the discussion of non-GAAP measures included in the corresponding earnings release.

FB Financial Corporation	4

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)
						Q3 2019	Q3 2019
						vs.	vs.
	2019			2018		Q2 2019	Q3 2018
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$67,639	$66,276	$60,448	$57,875	$57,904	2.06%	16.8%
Interest on securities
Taxable	3,137	3,548	3,569	3,260	3,151	(11.6)%	(0.44)%
Tax-exempt	1,174	1,160	1,144	1,110	1,031	1.21%	13.9%
Other	1,292	735	772	823	526	75.8%	145.6%
Total interest income	73,242	71,719	65,933	63,068	62,612	2.12%	17.0%
Interest expense:
Deposits	13,522	13,488	11,855	10,703	7,864	0.25%	71.9%
Borrowings	1,415	1,208	1,062	998	1,993	17.1%	(29.0)%
Total interest expense	14,937	14,696	12,917	11,701	9,857	1.64%	51.5%
Net interest income	58,305	57,023	53,016	51,367	52,755	2.25%	10.5%
Provision for loan losses	1,831	881	1,391	2,200	1,818	107.8%	0.72%
Net interest income after provision for loan losses	56,474	56,142	51,625	49,167	50,937	0.59%	10.9%
Noninterest income:
Mortgage banking income	29,193	24,526	21,021	18,997	26,649	19.0%	9.55%
Service charges on deposit accounts	2,416	2,327	2,079	2,286	2,208	3.82%	9.42%
ATM and interchange fees	3,188	3,002	2,656	2,660	2,411	6.20%	32.2%
Investment services and trust income	1,336	1,287	1,295	1,384	1,411	3.81%	(5.32)%
(Loss) gain from securities, net	(20)	52	43	—	(27)	(138.5)%	(25.9)%
(Loss) gain on sales or write-downs of other real estate owned	(126)	277	(39)	(56)	120	(145.5)%	(205.0)%
Gain (loss) from other assets	44	(183)	191	89	326	(124.0)%	(86.5)%
Other income	2,114	1,691	1,793	1,889	1,257	25.0%	68.2%
Total noninterest income	38,145	32,979	29,039	27,249	34,355	15.7%	11.0%
Total revenue	96,450	90,002	82,055	78,616	87,110	7.16%	10.7%
Noninterest expenses:
Salaries, commissions and employee benefits	40,880	37,918	33,697	33,286	35,213	7.81%	16.1%
Occupancy and equipment expense	4,058	4,319	3,730	3,493	3,514	(6.04)%	15.5%
Legal and professional fees	1,993	1,694	1,725	1,978	1,917	17.7%	3.96%
Data processing	2,816	2,643	2,384	2,365	2,562	6.55%	9.91%
Merger expense	295	3,783	621	401	—	(92.2)%	100.0%
Amortization of core deposits and other intangibles	1,197	1,254	729	753	777	(4.55)%	54.1%
Regulatory fees and deposit insurance assessments	544	634	592	684	738	(14.2)%	(26.3)%
Software license and maintenance fees	625	622	472	489	622	0.48%	0.48%
Advertising	1,895	2,434	2,737	2,639	3,810	(22.1)%	(50.3)%
Mortgage restructuring expense	112	829	1,054	—	—	(86.5)%	100.0%
Other expense	8,520	7,989	7,360	7,648	8,060	6.65%	5.71%
Total noninterest expense	62,935	64,119	55,101	53,736	57,213	(1.85)%	10.0%
Income before income taxes	31,684	25,002	25,563	22,680	28,079	26.7%	12.8%
Income tax expense	7,718	6,314	5,975	5,640	6,702	22.2%	15.2%
Net income	$23,966	$18,688	$19,588	$17,040	$21,377	28.2%	12.1%
Earnings available to common shareholders	$23,838	$18,588	$19,483	$16,949	$21,263
Weighted average common shares outstanding:
Basic	30,899,583	30,859,596	30,786,684	30,717,008	30,692,668
Fully diluted	31,425,573	31,378,018	31,349,198	31,344,949	31,339,628
Earnings per common share:
Basic	$0.77	$0.60	$0.63	$0.55	$0.69
Fully diluted	0.76	0.59	0.62	0.54	0.68

FB Financial Corporation	5

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)

			YTD 2019
	For the nine months ended		vs.
	September 30,		YTD 2018
	2019	2018	Percent variance
Interest income:
Interest and fees on loans	$194,363	$163,126	19.1%
Interest on securities
Taxable	10,254	9,137	12.2%
Tax-exempt	3,478	2,937	18.4%
Other	2,799	1,303	114.8%
Total interest income	210,894	176,503	19.5%
Interest expense:
Deposits	38,865	18,833	106.4%
Borrowings	3,685	4,969	(25.8)%
Total interest expense	42,550	23,802	78.8%
Net interest income	168,344	152,701	10.2%
Provision for loan losses	4,103	3,198	28.3%
Net interest income after provision for loan losses	164,241	149,503	9.86%
Noninterest income:
Mortgage banking income	74,740	81,664	(8.48)%
Service charges on deposit accounts	6,822	6,216	9.75%
ATM and interchange fees	8,846	7,353	20.3%
Investment services and trust income	3,918	3,797	3.19%
Gain (loss) from securities, net	75	(116)	164.7%
Gain (loss) on sales or write-downs of other real estate owned	112	(43)	360.5%
Gain on other assets	52	239	(78.2)%
Other income	5,598	4,283	30.7%
Total noninterest income	100,163	103,393	(3.12)%
Total revenue	268,507	256,094	4.85%
Noninterest expenses:
Salaries, commissions and employee benefits	112,495	103,606	8.58%
Occupancy and equipment expense	12,107	10,483	15.5%
Legal and professional fees	5,412	5,925	(8.66)%
Data processing	7,843	6,735	16.5%
Merger expense	4,699	1,193	293.9%
Amortization of core deposit and other intangibles	3,180	2,432	30.8%
Regulatory fees and deposit insurance assessments	1,770	2,030	(12.8)%
Software license and maintenance fees	1,719	1,882	(8.66)%
Advertising	7,066	10,500	(32.7)%
Mortgage restructuring expense	1,995	—	100.0%
Other expense	23,869	24,936	(4.28)%
Total noninterest expense	182,155	169,722	7.33%
Net income before income taxes	82,249	83,174	(1.11)%
Income tax expense	20,007	19,978	0.15%
Net income	$62,242	$63,196	(1.51)%
Earnings available to common shareholders	$61,909	$62,859
Weighted average common shares outstanding:
Basic	30,849,035	30,661,852
Fully diluted	31,378,786	31,298,654
Earnings per common share:
Basic	$2.01	$2.05
Fully diluted	1.97	2.01

FB Financial Corporation	6

Consolidated Balance Sheets
(Unaudited)
(In Thousands, Except %)

						Annualized
						Q3 2019	Q3 2019
						vs.	vs.
	2019			2018		Q2 2019	Q3 2018
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Percent variance	Percent variance
ASSETS
Cash and due from banks	$31,594	$64,458	$60,253	$38,381	$81,366	(202.3)%	(61.2)%
Federal funds sold	50,532	9,781	6,600	31,364	801	1,653.0%	6,208.6%
Interest bearing deposits in financial institutions	160,871	90,097	128,561	55,611	99,463	311.7%	61.7%
Cash and cash equivalents	242,997	164,336	195,414	125,356	181,630	189.9%	33.8%
Investments:
Available-for-sale debt securities, at fair value	668,531	675,215	667,654	655,698	606,501	(3.93)%	10.2%
Equity securities, at fair value	3,250	3,242	3,181	3,107	3,067	1.0%	6.0%
Federal Home Loan Bank stock, at cost	15,976	15,976	13,432	13,432	13,432	—%	18.9%
Loans held for sale, at fair value	305,493	294,699	248,054	278,815	323,486	14.5%	(5.56)%
Loans	4,345,344	4,289,516	3,786,791	3,667,511	3,538,531	5.16%	22.8%
Less: allowance for loan losses	31,464	30,138	29,814	28,932	27,608	17.5%	14.0%
Net loans	4,313,880	4,259,378	3,756,977	3,638,579	3,510,923	5.08%	22.9%
Premises and equipment, net	91,815	92,407	87,013	86,882	86,445	(2.54)%	6.21%
Other real estate owned, net	16,076	15,521	12,828	12,643	13,587	14.19%	18.3%
Operating lease right-of-use assets	34,812	35,872	32,694	—	—	(11.7)%	100.0%
Interest receivable	17,729	17,952	16,611	14,503	14,943	(4.93)%	18.6%
Mortgage servicing rights, at fair value	66,156	66,380	64,031	88,829	79,890	(1.34)%	(17.2)%
Goodwill	168,486	168,486	137,190	137,190	137,190	—%	22.8%
Core deposit and other intangibles, net	18,748	19,945	10,439	11,628	12,403	(23.8)%	51.2%
Other assets	124,946	110,993	89,638	70,102	74,670	49.9%	67.3%
Total assets	$6,088,895	$5,940,402	$5,335,156	$5,136,764	$5,058,167	9.92%	20.4%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits
Noninterest-bearing	$1,214,373	$1,111,921	$964,745	$949,135	$962,948	36.6%	26.1%
Interest-bearing checking	1,029,430	984,847	937,323	863,706	876,991	18.0%	17.4%
Money market and savings	1,481,697	1,468,867	1,257,863	1,239,131	1,236,851	3.47%	19.8%
Customer time deposits	1,170,827	1,247,327	1,082,418	1,016,638	940,601	(24.3)%	24.5%
Brokered and internet time deposits	25,436	29,864	60,842	103,107	112,082	(58.8)%	(77.3)%
Total deposits	4,921,763	4,842,826	4,303,191	4,171,717	4,129,473	6.47%	19.2%
Borrowings	307,129	257,299	229,178	227,776	210,968	76.8%	45.6%
Operating lease liabilities	37,760	38,722	35,093	—	—	(9.86)%	100.0%
Accrued expenses and other liabilities	77,408	82,796	73,117	65,414	68,995	(25.8)%	12.2%
Total liabilities	5,344,060	5,221,643	4,640,579	4,464,907	4,409,436	9.30%	21.2%
Shareholders' equity:
Common stock, $1 par value	30,928	30,866	30,853	30,725	30,716	0.80%	0.69%
Additional paid-in capital	426,816	425,644	423,647	424,146	422,302	1.09%	1.07%
Retained earnings	274,491	253,080	236,947	221,213	206,718	33.6%	32.8%
Accumulated other comprehensive income (loss), net	12,600	9,169	3,130	(4,227)	(11,005)	148.5%	(214.5)%
Total shareholders' equity	744,835	718,759	694,577	671,857	648,731	14.4%	14.8%
Total liabilities and shareholders' equity	$6,088,895	$5,940,402	$5,335,156	$5,136,764	$5,058,167	9.92%	20.4%

FB Financial Corporation	7

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	Three Months Ended			Three Months Ended
	September 30, 2019			June 30, 2019
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)	$4,306,725	$65,241	6.01%	$4,177,701	$63,262	6.07%
Loans held for sale	262,896	2,448	3.69%	281,252	3,070	4.38%
Securities:
Taxable	508,924	3,137	2.45%	532,500	3,548	2.67%
Tax-exempt(a)	153,633	1,588	4.10%	146,282	1,569	4.30%
Total securities(a)	662,557	4,725	2.83%	678,782	5,117	3.02%
Federal funds sold	24,388	166	2.70%	12,219	88	2.89%
Interest-bearing deposits with other financial institutions	176,708	950	2.13%	81,540	465	2.29%
FHLB stock	15,976	176	4.37%	15,165	182	4.81%
Total interest earning assets(a)	5,449,250	73,706	5.37%	5,246,659	72,184	5.52%
Noninterest Earning Assets:
Cash and due from banks	51,433			54,659
Allowance for loan losses	(30,484)			(30,092)
Other assets	518,373			500,145
Total noninterest earning assets	539,322			524,712
Total assets	$5,988,572			$5,771,371
Interest-bearing liabilities:
Interest bearing deposits:
Interest bearing checking	$971,686	$2,338	0.95%	$968,081	$2,295	0.95%
Money market	1,260,555	4,607	1.45%	1,221,450	4,508	1.48%
Savings deposits	207,221	78	0.15%	203,602	76	0.15%
Customer time deposits	1,184,737	6,362	2.13%	1,185,451	6,299	2.13%
Brokered and internet time deposits	28,273	137	1.92%	56,242	310	2.21%
Time deposits	1,213,010	6,499	2.13%	1,241,693	6,609	2.13%
Total interest bearing deposits	3,652,472	13,522	1.47%	3,634,826	13,488	1.49%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	30,585	80	1.04%	31,905	117	1.47%
Federal Home Loan Bank advances	248,315	918	1.47%	131,726	664	2.02%
Subordinated debt	30,930	417	5.35%	30,930	427	5.54%
Total other interest-bearing liabilities	309,830	1,415	1.81%	194,561	1,208	2.49%
Total interest-bearing liabilities	3,962,302	14,937	1.50%	3,829,387	14,696	1.54%
Noninterest bearing liabilities:
Demand deposits	1,180,685			1,128,311
Other liabilities	113,884			105,116
Total noninterest-bearing liabilities	1,294,569			1,233,427
Total liabilities	5,256,871			5,062,814
Shareholders' equity	731,701			708,557
Total liabilities and shareholders' equity	$5,988,572			$5,771,371
Net interest income(a)		$58,769			$57,488
Interest rate spread(a)			3.87%			3.98%
Net interest margin(a)			4.28%			4.39%
Cost of total deposits			1.11%			1.14%
Average interest-earning assets to average interest-bearing liabilities			137.5%			137.0%
Tax-equivalent adjustment		$464			$465
Loan HFI yield components:
Contractual interest rate(a)		$59,645	5.50%		$58,028	5.57%
Origination and other loan fee income		3,293	0.30%		2,981	0.29%
Accretion on purchased loans		2,102	0.19%		2,097	0.20%
Nonaccrual interest		201	0.02%		156	0.01%
Syndication fee income		—	—%		—	—%
Total loan yield		$65,241	6.01%		$63,262	6.07%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.060%.

FB Financial Corporation	8

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	Three Months Ended			Three Months Ended			Three Months Ended
	March 31, 2019			December 31, 2018			September 30, 2018
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)	$3,720,739	$58,137	6.34%	$3,559,587	$54,858	6.11%	$3,457,526	$53,928	6.19%
Loans held for sale	216,227	2,353	4.41%	260,763	3,058	4.65%	353,477	4,019	4.51%
Securities:
Taxable	518,504	3,569	2.79%	487,843	3,260	2.65%	482,733	3,151	2.59%
Tax-exempt(a)	138,847	1,547	4.52%	130,465	1,501	4.56%	121,680	1,394	4.55%
Total securities(a)	657,351	5,116	3.16%	618,308	4,761	3.05%	604,413	4,545	2.98%
Federal funds sold	18,392	123	2.71%	27,835	160	2.28%	18,014	97	2.14%
Interest-bearing deposits with other financial institutions	75,291	446	2.40%	86,421	464	2.13%	33,184	214	2.56%
FHLB stock	13,432	203	6.13%	13,432	199	5.88%	13,179	215	6.47%
Total interest earning assets(a)	4,701,432	66,378	5.73%	4,566,346	63,500	5.52%	4,479,793	63,018	5.58%
Noninterest Earning Assets:
Cash and due from banks	50,218			53,067			52,980
Allowance for loan losses	(29,537)			(27,369)			(26,487)
Other assets	452,805			413,114			425,911
Total noninterest earning assets	473,486			438,812			452,404
Total assets	$5,174,918			$5,005,158			$4,932,197
Interest-bearing liabilities:
Interest bearing deposits:
Interest bearing checking	$878,167	$2,054	0.95%	$828,507	$1,870	0.90%	$870,964	$1,690	0.77%
Money market	1,073,170	3,956	1.49%	1,058,172	3,568	1.34%	1,067,754	3,126	1.16%
Savings deposits	176,305	68	0.16%	174,199	67	0.15%	177,698	68	0.15%
Customer time deposits	1,053,958	5,309	2.04%	983,204	4,649	1.88%	745,616	2,699	1.44%
Brokered and internet time deposits	93,434	468	2.03%	107,129	549	2.03%	61,478	281	1.81%
Time deposits	1,147,392	5,777	2.04%	1,090,333	5,198	1.89%	807,094	2,980	1.46%
Total interest bearing deposits	3,275,034	11,855	1.47%	3,151,211	10,703	1.35%	2,923,510	7,864	1.07%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	15,319	35	0.93%	18,378	29	0.63%	24,484	51	0.83%
Federal Home Loan Bank advances	117,875	634	2.18%	106,468	554	2.06%	293,020	1,524	2.06%
Subordinated debt	30,930	393	5.15%	30,930	415	5.32%	30,930	418	5.36%
Total other interest-bearing liabilities	164,124	1,062	2.62%	155,776	998	2.54%	348,434	1,993	2.27%
Total interest-bearing liabilities	3,439,158	12,917	1.52%	3,306,987	11,701	1.40%	3,271,944	9,857	1.20%
Noninterest bearing liabilities:
Demand deposits	955,156			987,127			980,296
Other liabilities	96,059			51,994			41,569
Total noninterest-bearing liabilities	1,051,215			1,039,121			1,021,865
Total liabilities	4,490,373			4,346,108			4,293,809
Shareholders' equity	684,545			659,050			638,388
Total liabilities and shareholders' equity	$5,174,918			$5,005,158			$4,932,197
Net interest income(a)		$53,461			$51,799			$53,161
Interest rate spread(a)			4.21%			4.11%			4.39%
Net interest margin(a)			4.61%			4.50%			4.71%
Cost of total deposits			1.14%			1.03%			0.80%
Average interest-earning assets to average interest-bearing liabilities			136.7%			138.1%			136.9%
Tax-equivalent adjustment		$445			$432			$406
Loan HFI yield components:
Contractual interest rate(a)		$52,177	5.69%		$49,873	5.56%		$47,650	5.47%
Origination and other loan fee income		3,840	0.42%		2,998	0.33%		3,486	0.40%
Accretion on purchased loans		1,831	0.20%		1,863	0.21%		2,130	0.25%
Nonaccrual interest		89	0.01%		96	0.01%		630	0.07%
Syndication fee income		200	0.02%		28	—%		32	—%
Total loan yield		$58,137	6.34%		$54,858	6.11%		$53,928	6.19%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.060%.

FB Financial Corporation	9

Average Balance, Average Yield Earned and Average Rate Paid
For the Periods Ended
(Unaudited)
(In Thousands, Except %)
	Nine months ended			Nine months ended
	September 30, 2019			September 30, 2018
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)	$4,070,535	$186,640	6.13%	$3,314,403	$150,685	6.08%
Loans held for sale	253,629	7,871	4.15%	383,242	12,574	4.39%
Securities:
Taxable	519,941	10,254	2.64%	474,729	9,137	2.57%
Tax-exempt(a)	146,336	4,704	4.30%	115,452	3,972	4.60%
Total securities(a)	666,277	14,958	3.00%	590,181	13,109	2.97%
Federal funds sold	18,355	377	2.75%	19,320	252	1.74%
Interest-bearing deposits with other financial institutions	111,551	1,861	2.23%	37,124	534	1.92%
FHLB stock	14,867	561	5.05%	12,510	517	5.53%
Total interest earning assets(a)	5,135,214	212,268	5.53%	4,356,780	177,671	5.45%
Noninterest Earning Assets:
Cash and due from banks	52,108			48,177
Allowance for loan losses	(30,041)			(25,201)
Other assets	490,424			411,709
Total noninterest earning assets	512,491			434,685
Total assets	$5,647,705			$4,791,465
Interest-bearing liabilities:
Interest bearing deposits:
Interest bearing checking	$939,654	$6,687	0.95%	$916,407	$4,618	0.67%
Money market	1,185,745	13,071	1.47%	1,016,559	7,327	0.96%
Savings deposits	195,822	222	0.15%	179,686	205	0.15%
Customer time deposits	1,148,180	17,970	2.09%	664,505	5,760	1.16%
Brokered and internet time deposits	52,759	915	2.32%	73,683	923	1.67%
Time deposits	1,200,939	18,885	2.10%	738,188	6,683	1.21%
Total interest bearing deposits	3,522,160	38,865	1.48%	2,850,840	18,833	0.88%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	25,992	232	1.19%	19,916	121	0.81%
Federal Home Loan Bank advances	166,450	2,216	1.78%	252,927	3,612	1.91%
Subordinated debt	30,930	1,237	5.35%	30,930	1,236	5.34%
Total other interest-bearing liabilities	223,372	3,685	2.21%	303,773	4,969	2.19%
Total Interest-bearing liabilities	3,745,532	42,550	1.52%	3,154,613	23,802	1.01%
Noninterest bearing liabilities:
Demand deposits	1,088,876			961,583
Other liabilities	104,861			57,223
Total noninterest-bearing liabilities	1,193,737			1,018,806
Total liabilities	4,939,269			4,173,419
Shareholders' equity	708,436			618,046
Total liabilities and shareholders' equity	$5,647,705			$4,791,465
Net interest income(a)		$169,718			$153,869
Interest rate spread(a)			4.01%			4.44%
Net interest margin(a)			4.42%			4.72%
Cost of total deposits			1.13%			0.66%
Average interest-earning assets to average interest- bearing liabilities			137.1%			138.1%
Tax equivalent adjustment		$1,374			$1,168
Loan HFI yield components:
Contractual interest rate(a)		$169,850	5.58%		$133,243	5.38%
Origination and other loan fee income		10,114	0.33%		10,095	0.41%
Accretion on purchased loans		6,030	0.20%		5,745	0.23%
Nonaccrual interest		446	0.01%		1,279	0.05%
Syndication fee income		200	0.01%		323	0.01%
Total loan yield		$186,640	6.13%		$150,685	6.08%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.060% .

FB Financial Corporation	10

Loans and Deposits by Market
For the Quarters Ended
(Unaudited)
(In Thousands)

	2019			2018
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Loans by market
Metropolitan	$3,011,118	$2,970,794	$2,516,582	$2,413,674	$2,335,771
Community	802,923	803,306	784,671	788,619	765,231
Specialty lending and other	531,303	515,416	485,538	465,218	437,529
Total	$4,345,344	$4,289,516	$3,786,791	$3,667,511	$3,538,531
Deposits by market
Metropolitan	$2,869,049	$2,794,977	$2,350,421	$2,283,983	$2,228,902
Community	1,620,153	1,612,885	1,482,877	1,451,494	1,427,310
Mortgage and other(a)	432,561	434,964	469,893	436,240	473,261
Total	$4,921,763	$4,842,826	$4,303,191	$4,171,717	$4,129,473
(a) Includes deposits related to escrow balances from mortgage servicing portfolio and wholesale/other deposits.

FB Financial Corporation	11

Segment Data
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2019			2018
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Banking segment
Net interest income	$58,350	$56,979	$52,993	$51,344	$52,733
Provision for loan losses	1,831	881	1,391	2,200	1,818
Mortgage banking income retail footprint	10,693	5,451	4,386	5,041	7,417
Other noninterest income	8,952	8,453	8,018	8,252	7,706
Other noninterest mortgage banking expenses	8,087	4,172	2,831	4,542	6,383
Merger expense	295	3,783	621	401	—
Other noninterest expense	38,755	37,500	33,109	32,531	32,009
Pre-tax income after allocations	$29,027	$24,547	$27,445	$24,963	$27,646
Total assets	$5,730,492	$5,552,893	$4,987,744	$4,752,111	$4,637,097
Intracompany funding income included in net interest income	2,875	3,290	2,558	3,035	3,997
Core efficiency ratio*	59.6%	58.5%	54.7%	57.0%	56.6%
Mortgage segment
Net interest income	$(45)	$44	$23	$23	$22
Noninterest income	18,500	19,075	16,635	13,956	19,232
Mortgage restructuring expense	112	829	1,054	—	—
Noninterest expense	15,686	17,835	17,486	16,262	18,821
Direct (loss) contribution	$2,657	$455	$(1,882)	$(2,283)	$433
Total assets	$358,403	$387,509	$347,412	$384,653	$421,070
Intracompany funding expense included in net interest income	2,875	3,290	2,558	3,035	3,397
Core efficiency ratio*	85.0%	93.3%	N/A	N/A	97.8%
Interest rate lock commitments volume during the period
Consumer direct	$973,142	$805,970	$521,603	$463,669	$715,739
Third party origination (TPO)	—	156,844	170,529	168,139	206,651
Retail	503,861	407,007	291,800	242,059	319,073
Correspondent	159,263	450,529	380,854	437,482	463,473
Total	$1,636,266	$1,820,350	$1,364,786	$1,311,349	$1,704,936
Interest rate lock commitments pipeline (period end)
Consumer direct	$519,698	$397,150	$235,505	$147,297	$224,648
Third party origination (TPO)	—	—	73,218	53,080	72,890
Retail	159,826	135,655	110,480	70,389	94,693
Correspondent	—	75,925	73,304	47,940	60,589
Total	$679,524	$608,730	$492,507	$318,706	$452,820
Mortgage sales
Consumer direct	$588,535	$428,886	$287,720	$421,897	$577,070
Third party origination (TPO)	31,015	129,511	118,563	145,385	178,238
Retail	94,735	81,849	59,084	63,261	85,561
Retail footprint	256,060	205,698	146,312	168,554	227,985
Reverse	—	704	4,111	7,262	11,154
Correspondent	253,640	412,014	350,435	424,717	454,020
Total	$1,223,985	$1,258,662	$966,225	$1,231,076	$1,534,028
Gains and fees from origination and sale of mortgage loans held for sale	$28,020	$20,976	$15,907	$21,483	$26,094
Net change in fair value of loans held for sale, derivatives, and other	2,304	3,298	2,244	(4,623)	(2,320)
Mortgage servicing income	3,960	4,052	4,751	4,618	5,576
Change in fair value of mortgage servicing rights, net of hedging	(5,091)	(3,800)	(1,881)	(2,481)	(2,701)
Total mortgage banking income	$29,193	$24,526	$21,021	$18,997	$26,649
Mortgage sale margin(a)	2.29%	1.67%	1.65%	1.75%	1.70%
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of Non-GAAP financial measures" and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures for a reconciliation and discussion of this non-GAAP measure.
(a) Calculated by dividing gains and fees from origination and sale of mortgage loans held for sale by total mortgage sales.

FB Financial Corporation	12

Loan Portfolio and Asset Quality
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	2019						2018
	Third Quarter	% of Total	Second Quarter	% of Total	First Quarter	% of Total	Fourth Quarter	% of Total	Third Quarter	% of Total
Loan portfolio
Commercial and industrial	$997,921	23%	$989,288	23%	$888,345	23%	$867,083	24%	$840,439	24%
Construction	537,784	12%	525,954	12%	539,065	14%	556,051	15%	491,171	14%
Residential real estate:
1-to-4 family mortgage	710,077	17%	688,984	16%	552,239	15%	555,815	16%	553,720	16%
Residential line of credit	215,493	5%	218,006	5%	187,415	5%	190,480	5%	214,741	6%
Multi-family mortgage	80,352	2%	82,945	2%	71,532	2%	75,457	2%	86,264	2%
Commercial real estate:
Owner occupied	620,635	14%	602,723	14%	499,123	13%	493,524	13%	504,149	14%
Non-owner occupied	914,502	21%	922,150	22%	816,880	22%	700,248	19%	628,336	18%
Consumer and other	268,580	6%	259,466	6%	232,192	6%	228,853	6%	219,711	6%
Total loans HFI	$4,345,344	100%	$4,289,516	100%	$3,786,791	100%	$3,667,511	100%	$3,538,531	100%
Allowance for loan losses rollforward summary
Allowance for loan losses at the beginning of the period	$30,138		$29,814		$28,932		$27,608		$26,347
Charge-off's	(717)		(770)		(871)		(806)		(917)
Recoveries	212		213		362		279		360
Provision for loan losses	1,831		881		1,391		2,200		1,818
Adjustment for transfers to loans HFS	—		—		—		(349)		—
Allowance for loan losses at the end of the period	$31,464		$30,138		$29,814		$28,932		$27,608
Allowance for loan losses as a percentage of total loans HFI	0.72%		0.70%		0.79%		0.79%		0.78%
Charge-offs
Commercial and Industrial	$(3)		$(79)		$(179)		$(340)		$(333)
Construction	—		—		—		—		(14)
Residential real estate:
1-to-4 family mortgage	—		(1)		(81)		(69)		(4)
Residential line of credit	(170)		(103)		(32)		(3)		(13)
Multi-family mortgage	—		—		—		—		—
Commercial real estate:
Owner occupied	—		—		—		(36)		(55)
Non-owner occupied	(12)		—		—		—		—
Consumer and other	(532)		(587)		(579)		(358)		(498)
Total charge offs:	(717)		(770)		(871)		(806)		(917)
Recoveries
Commercial and Industrial	16		38		12		16		104
Construction	1		6		1		37		13
Residential real estate:
1-to-4 family mortgage	25		24		13		14		99
Residential line of credit	75		21		25		76		31
Multi-family mortgage	—		—		—		—		—
Commercial real estate:
Owner occupied	3		5		87		2		10
Non-owner occupied	—		—		—		—		—
Consumer and other	92		119		224		134		103
Total Recoveries:	212		213		362		279		360
Net charge-off's	$(505)		$(557)		$(509)		$(527)		$(557)
Net charge-off's as a percentage of average total loans	0.05%		0.05%		0.06%		0.06%		0.06%
Loans classified as substandard	$78,881		$68,828		$60,746		$66,487		$60,346
Purchased credit impaired loans	63,069		67,450		62,564		68,999		73,651

FB Financial Corporation	13

Loan Portfolio and Asset Quality
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2019			2018
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Nonperforming assets(a)
Past due 90 days or more and accruing interest	$2,452	$2,100	$1,885	$3,041	$2,364
Nonaccrual	17,911	16,135	13,721	13,685	8,355
Total nonperforming loans held for investment	20,363	18,235	15,606	16,726	10,719
Loans held for sale	—	—	196	397	—
Other real estate owned- foreclosed	8,771	7,830	7,447	7,262	8,206
Other real estate owned- acquired excess facilities	7,305	7,691	5,381	5,381	5,381
Other assets	1,519	1,499	1,779	1,637	1,564
Total nonperforming assets	$37,958	$35,255	$30,409	$31,403	$25,870
Total nonperforming loans as a percentage of loans held for investment	0.47%	0.43%	0.41%	0.46%	0.30%
Total nonperforming assets as a percentage of total assets	0.62%	0.59%	0.57%	0.61%	0.51%
Total accruing loans over 90 days delinquent as a percentage of total assets	0.04%	0.04%	0.04%	0.06%	0.05%
Loans restructured as troubled debt restructurings	$11,460	$8,714	$8,953	$6,794	$7,679
Troubled debt restructurings as a percentage of loans held for investment	0.26%	0.20%	0.24%	0.19%	0.22%
(a) Nonperforming assets excludes purchase credit impaired loans.

FB Financial Corporation	14

Preliminary Capital Ratios
(Unaudited)
(In Thousands, Except %)

Computation of Tangible Common Equity to Tangible Assets:	September 30, 2019	December 31, 2018

Total Equity	$744,835	$671,857
Less:
Goodwill	168,486	137,190
Other intangibles	18,748	11,628
Tangible Common Equity	$557,601	$523,039

Total Assets	$6,088,895	$5,136,764
Less:
Goodwill	168,486	137,190
Other intangibles	18,748	11,628
Tangible Assets	$5,901,661	$4,987,946

Preliminary Total Risk-Weighted Assets	$5,139,599	$4,480,921

Total Common Equity to Total Assets	12.2%	13.1%
Tangible Common Equity to Tangible Assets*	9.4%	10.5%

	September 30, 2019	December 31, 2018
Preliminary Regulatory Capital:
Common Equity Tier 1 Capital	$553,244	$524,013
Tier 1 Capital	583,244	554,013
Total Capital	614,708	582,945

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	10.8%	11.7%
Tier 1 Risk-Based	11.3%	12.4%
Total Risk-Based	12.0%	13.0%
Tier 1 Leverage	10.1%	11.4%
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of Non-GAAP financial measures" and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures.

FB Financial Corporation	15

Investment Portfolio
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2019						2018
Securities (at fair value)	Third Quarter		Second Quarter		First Quarter		Fourth Quarter		Third Quarter
Available for sale debt securities
U.S. government agency securities	$999	—%	$996	—%	$993	—%	$989	—%	$984	—%
Mortgage-backed securities - residential	485,300	72%	517,505	77%	511,716	77%	508,580	78%	467,714	77%
Municipals, tax exempt	173,785	26%	149,305	22%	147,640	22%	138,887	21%	130,672	21%
Treasury securities	7,432	1%	7,409	1%	7,305	1%	7,242	1%	7,131	1%
Corporate securities	1,015	—%	—	—%	—	—%	—	—%	—	—%
Total available for sale debt securities	668,531	99%	675,215	100%	667,654	100%	655,698	100%	606,501	99%
Equity securities	3,250	1%	3,242	—%	3,181	—%	3,107	—%	3,067	1%
Total securities	$671,781	100%	$678,457	100%	$670,835	100%	$658,805	100%	$609,568	100%
Securities to total assets	11.0%		11.4%		12.6%		12.8%		12.1%

FB Financial Corporation	16

Non-GAAP Reconciliation
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2019			2018
Net income, adjusted	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Pre-tax net income	$31,684	$25,002	25,563	$22,680	$28,079
Plus merger and mortgage restructuring expenses	407	4,612	1,675	401	—
Pre-tax net income, adjusted	32,091	29,614	27,238	23,081	28,079
Income tax expense, adjusted	7,824	7,516	6,412	5,745	6,702
Net income, adjusted	$24,267	$22,098	20,826	$17,336	$21,377
Weighted average common shares outstanding- fully diluted	31,425,573	31,378,018	31,349,198	31,344,949	31,339,628
Diluted earnings per share, adjusted
Diluted earnings per common share	$0.76	$0.59	0.62	$0.54	$0.68
Plus merger and mortgage restructuring expenses	0.01	0.15	0.05	0.01	—
Less tax effect	—	0.04	0.01	—	—
Diluted earnings per share, adjusted	$0.77	$0.70	$0.66	$0.55	$0.68

Pro forma net income, adjusted*	YTD 2019	2018	2017	2016	2015
Pre-tax net income	$82,249	$105,854	$73,485	$62,324	$50,824
Plus merger, conversion, offering, and mortgage restructuring expenses	6,694	2,265	19,034	3,268	3,543
Less significant (losses) gains on securities, other real estate owned and other items	—	—	—	(3,539)	4,638
Pre tax net income, adjusted	88,943	108,119	92,519	69,131	49,729
Pro forma income tax expense, adjusted	21,751	26,034	34,749	25,404	18,425
Pro forma net income, adjusted	$67,192	$82,085	$57,770	$43,727	$31,304
Weighted average common shares outstanding- fully diluted	31,378,786	31,314,981	28,207,602	19,312,174	17,180,000

Pro forma diluted earnings per share, adjusted*
Diluted earning per share	$1.97	$2.55	$1.86	$2.10	$2.79
Plus merger, conversion, offering, and mortgage restructuring expenses	0.21	0.07	0.67	0.17	0.21
Less significant (losses) gains on securities, other real estate owned and other items	—	—	—	(0.18)	0.27
Less tax effect and benefit of enacted tax laws	0.05	0.01	0.48	0.19	0.91
Pro forma diluted earnings per share, adjusted	$2.13	$2.61	$2.05	$2.26	1.82
 *Prior to the IPO in the third quarter of 2016, the Company was an S corporation and did not incur federal income taxes. In conjunction with the IPO, the Company converted to a C corporation. These results are on a pro forma basis to reflect the results of the Company on a C corporation basis and combined effective tax rates of 35.08% and 36.75% for the years ended December 31, 2015 and 2016, respectively.

FB Financial Corporation	17

Non-GAAP Reconciliation
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2019			2018
Core efficiency ratio (tax-equivalent basis)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Total noninterest expense	$62,935	$64,119	$55,101	$53,736	$57,213
Less merger and mortgage restructuring expenses	407	4,612	1,675	401	—
Core noninterest expense	$62,528	$59,507	$53,426	$53,335	$57,213
Net interest income (tax-equivalent basis)	$58,769	$57,488	$53,461	$51,799	$53,161
Total noninterest income	38,145	32,979	29,039	27,249	34,355
Less (loss) gain on sales or write-downs of other real estate owned and other assets	(82)	94	152	33	446
Less (loss) gain from securities, net	(20)	52	43	—	(27)
Core noninterest income	38,247	32,833	28,844	27,216	33,936
Core revenue	$97,016	$90,321	$82,305	$79,015	$87,097
Efficiency ratio (GAAP)(a)	65.3%	71.2%	67.2%	68.4%	65.7%
Core efficiency ratio (tax-equivalent basis)	64.5%	65.9%	64.9%	67.5%	65.7%
(a) Efficiency ratio (GAAP) is calculated by dividing reported noninterest expense by reported total revenue.

	2019			2018
Banking segment core efficiency ratio (tax equivalent)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Core consolidated noninterest expense	$62,528	$59,507	$53,426	$53,335	$57,213
Less Mortgage segment core noninterest expense	15,686	17,835	17,486	16,262	18,821
Core Banking segment noninterest expense	$46,842	$41,672	$35,940	$37,073	$38,392
Core revenue	$97,016	$90,321	$82,305	$79,015	$87,097
Less Mortgage segment total revenue	18,455	19,119	16,658	13,979	19,254
Core Banking segment total revenue	$78,561	$71,202	$65,647	$65,036	$67,843
Banking segment core efficiency ratio (tax-equivalent basis)	59.6%	58.5%	54.7%	57.0%	56.6%

Mortgage segment core efficiency ratio (tax equivalent)
Mortgage segment noninterest expense	$15,798	$18,664	$18,540	$16,262	$18,821
Less mortgage restructuring expense	112	829	1,054	—	—
Core Mortgage segment noninterest expense	$15,686	$17,835	$17,486	$16,262	$18,821
Mortgage segment total revenue	$18,455	$19,119	$16,658	$13,979	$19,254
Mortgage segment core efficiency ratio (tax-equivalent basis)	85.0%	93.3%	N/A	N/A	97.8%

FB Financial Corporation	18

Non-GAAP Reconciliation
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2019			2018
Mortgage contribution, adjusted	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Mortgage segment pre-tax net contribution	$2,657	$455	$(1,882)	$(2,283)	$433
Retail footprint:
Mortgage banking income	10,693	5,451	4,386	5,041	7,417
Mortgage banking expenses	8,087	4,172	2,831	4,542	6,383
Retail footprint pre-tax net contribution	2,606	1,279	1,555	499	1,034
Total mortgage banking pre-tax net (loss) contribution	$5,263	$1,734	$(327)	$(1,784)	$1,467
Plus mortgage restructuring expense	112	829	1,054	—	—
Total mortgage banking pre-tax net contribution (loss), adjusted	$5,375	$2,563	$727	$(1,784)	$1,467
Pre-tax net income	$31,684	$25,002	$25,563	$22,680	$28,079
% total mortgage banking pre-tax net contribution	16.6%	6.94%	N/A	N/A	5.22%
Pre-tax net income, adjusted	$32,091	$29,614	$27,238	$23,081	$28,079
% total mortgage banking pre-tax net contribution, adjusted	16.7%	8.65%	2.67%	N/A	5.22%

	2019			2018
Tangible assets and equity	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Tangible Assets
Total assets	$6,088,895	$5,940,402	$5,335,156	$5,136,764	$5,058,167
Less goodwill	168,486	168,486	137,190	137,190	137,190
Less intangibles, net	18,748	19,945	10,439	11,628	12,403
Tangible assets	$5,901,661	$5,751,971	$5,187,527	$4,987,946	$4,908,574
Tangible Common Equity
Total shareholders' equity	$744,835	$718,759	$694,577	$671,857	$648,731
Less goodwill	168,486	168,486	137,190	137,190	137,190
Less intangibles, net	18,748	19,945	10,439	11,628	12,403
Tangible common equity	$557,601	$530,328	$546,948	$523,039	$499,138
Common shares outstanding	30,927,664	30,865,636	30,852,665	30,724,532	30,715,792
Book value per common share	$24.08	$23.29	$22.51	$21.87	$21.12
Tangible book value per common share	$18.03	$17.18	$17.73	$17.02	$16.25
Total shareholders' equity to total assets	12.2%	12.1%	13.0%	13.1%	12.8%
Tangible common equity to tangible assets	9.45%	9.22%	10.5%	10.5%	10.2%

	2019			2018
Return on average tangible common equity	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Total average shareholders' equity	$731,701	$708,557	$684,545	$659,050	$638,388
Less average goodwill	168,486	167,781	137,190	137,190	137,190
Less average intangibles, net	19,523	20,214	10,856	12,016	12,803
Average tangible common equity	$543,692	$520,562	$536,499	$509,845	$488,395
Net income	$23,966	$18,688	$19,588	$17,040	$21,377
Return on average tangible common equity	17.5%	14.4%	14.8%	13.3%	17.4%

FB Financial Corporation	19

Non-GAAP Reconciliation
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2019			2018
Return on average tangible common equity, adjusted	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Average tangible common equity	$543,692	$520,562	$536,499	$509,845	$488,395
Net income, adjusted	24,267	22,098	20,826	17,336	21,377
Return on average tangible common equity, adjusted	17.7%	17.0%	15.7%	13.5%	17.4%

Pro forma return on average tangible common equity	YTD 2019	2018	2017	2016	2015
Total average shareholders' equity	$708,436	$629,922	$466,219	$276,587	$228,844
Less average goodwill	157,924	137,190	84,997	46,867	46,904
Less average intangibles, net	16,897	12,815	8,047	5,353	5,095
Average tangible common equity	$533,615	$479,917	$373,175	$224,367	$176,845
Pro forma net income	$62,242	$80,236	$52,398	$39,422	$32,995
Pro forma return on average tangible common equity	15.6%	16.7%	14.0%	17.6%	18.7%

Pro forma return on average tangible common equity, adjusted	YTD 2019	2018	2017	2016	2015
Average tangible common equity	$533,615	$479,917	$373,175	$224,367	$176,845
Pro forma net income, adjusted	67,192	82,085	57,770	43,727	31,304
Pro forma return on average tangible common equity, adjusted	16.8%	17.1%	15.5%	19.5%	17.7%

	2019			2018
Return on average assets and equity, adjusted	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Net income	$23,966	$18,688	$19,588	$17,040	$21,377
Average assets	5,988,572	5,771,371	5,174,918	5,005,158	4,932,197
Average equity	731,701	708,557	684,545	659,050	638,388
Return on average assets	1.59%	1.30%	1.54%	1.35%	1.72%
Return on average equity	13.0%	10.6%	11.6%	10.3%	13.3%
Net income, adjusted	$24,267	$22,098	$20,826	$17,336	$21,377
Return on average assets, adjusted	1.61%	1.54%	1.63%	1.37%	1.72%
Return on average equity, adjusted	13.2%	12.5%	12.3%	10.4%	13.3%

Pro forma return on average assets and equity, adjusted	YTD 2019	2018	2017	2016	2015
Pro forma net income	$62,242	$80,236	$52,398	$39,422	$32,995
Average assets	5,647,705	4,844,865	3,811,158	3,001,275	2,577,895
Average equity	708,436	629,922	466,219	276,587	228,844
Pro forma return on average assets	1.47%	1.66%	1.37%	1.31%	1.28%
Pro forma return on average equity	11.7%	12.7%	11.2%	14.3%	14.4%
Pro forma net income, adjusted	$67,192	$82,085	$57,770	$43,727	$31,304
Pro forma return on average assets, adjusted	1.59%	1.69%	1.52%	1.46%	1.21%
Pro forma return on average equity, adjusted	12.7%	13.0%	12.4%	15.8%	13.7%

FB Financial Corporation	20